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                                                         December 31, 1994

Congress Financial Corporation
1133 Avenue of the Americas
New York, NY  10036

               Re: Eighth Amendment to Financing Agreements

Gentlemen:

   Reference is made to the Accounts Financing Agreement [Security Agreement] between Congress Financial Corporation ("Congress") and I.C. Isaacs & Co. L.P. ("Borrower") dated as of June 16, 1992, as amended (the "Accounts Agreement") and all supplements thereto, and all other agreements, documents and instruments related thereto and executed in connection therewith (collectively, all of the foregoing, as the same now exist or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Financing Agreements"). Capitalized terms used herein, unless otherwise defined herein, shall have the meaning set forth in the Financing Agreements.

   Borrowers has requested certain amendments to the Financing Agreements and Congress is willing to agree to such amendments, subject to the terms and conditions set forth herein.

   In consideration of the foregoing, and the mutual agreements and covenants contained herein and for other good and valuable consideration, Borrower and Congress hereby agree as follows:

   1. Definitions. The definition of "Financing Agreements" contained in the Covenant Supplement to the Accounts Agreement between Borrower and Congress is hereby amended to include, without limitation, the letter agreement re:
Inventory Loans, dated of even date herewith, by Borrower in favor of Congress.

   2. Letter of Credit Sublimit. Section 1.5 of the Trade Financing Agreement and Supplement to Accounts Agreement, dated June 16, 1992, by Borrower in favor of Congress, is hereby amended by deleting the reference to "$3,000,000" and replacing it with "$5,000,000".

   3. Effect and Entirety of this Amendment. Except as specifically modified pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied and, in all other respects, the Financing Agreements are hereby ratified and confirmed by all parties hereto as of the date hereof. This Amendment represents and incorporates the entire understanding and agreements of the parties with respect to the matters set forth herein and the parties hereto agree that there are no representations, warranties, covenants or understandings of any kind, nature or description whatsoever made by Congress to Borrower with respect to this Amendment, except as specifically set forth herein. This Amendment represent the final agreement
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between the parties as to the subject matter hereof and may not be contradicted by evidence or prior, contemporaneous or subsequent oral agreements of the parties.

     4. Waiver, Modification, Etc. No provision or term hereof may be modified, altered, waived, discharged or terminated orally, but only by an instrument in writing executed by the party against whom such modification, alteration, waiver, discharge or termination is sought.

     5. Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional action as may be necessary to effectuate the provisions and purposes of this Amendment.

     6. Counterparts. This Amendment may be executed in one or more counterparts which, taken together, shall constitute the agreement of the parties.

                                       Very truly yours,

                                       I.C. ISAACS & CO. L.P.

                                       By: ISBUYCO, INC., General Partner

                                           By:  /s/ Robert J. Arnot
                                                -------------------------
                                           Title:  Chairman
                                                -------------------------
Agreed and Accepted:

CONGRESS FINANCIAL CORPORATION

By:  /s/ Eric S. Miller
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Title: Asst. Vice President
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ACKNOWLEDGED:

/s/ Ira Hechler
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IRA HECHLER

/s/ Robert Arnot
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ROBERT ARNOT

/s/ Gerald Lear
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GERALD LEAR

/s/ Eugene Wielepski
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EUGENE WIELEPSKI

/s/ Gary Brashers
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GARY BRASHERS

/s/ Stanley Keller
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STANLEY KELLER